Exhibit 10.44

Grantee: Brian Winikoff	ID Number: R51317

Date of Grant: July 5, 2016	Number of RSUs: 21,153

AXA FINANCIAL, INC.

RESTRICTED STOCK UNITS AWARD AGREEMENT

AXA Financial, Inc., a Delaware corporation, (the “Company”) hereby grants to the above-named Grantee under this Restricted Stock Units Award Agreement (the “Grant”), the number of restricted stock units (“RSUs”) set forth above subject to the following restrictions, terms and conditions:

1. The RSUs granted hereunder shall become non-forfeitable (i.e., vest) and be settled in cash on July 5, 2018 (the “Settlement Date”) and, except as otherwise provided herein, no portion of the RSUs granted hereunder shall become non-forfeitable and/or settled prior to the Settlement Date (the period from the Date of Grant until the Settlement Date to be called the “Period of Restriction”). The cash settlement for the RSUs shall be determined by multiplying the number of RSUs to be settled by the average closing price of the AXA ordinary share on the NYSE Euronext Paris S.A. market over the 20 trading days immediately preceding the Settlement Date and the euro to U.S. dollar exchange rate as published by the European Central Bank (or equivalent institution in the absence thereof) on the last trading day prior to the Settlement Date.

2. In the case of Grantee’s separation from service with the Company and its affiliates prior to the Settlement Date, the Grantee shall forfeit any unvested RSUs as of the Grantee’s last day of service unless otherwise provided herein. For this purpose, “separation from service” has the meaning set forth in Section 409A of the Internal Revenue Code of 1986 and the Treasury regulations thereunder (“Section 409A”).

3. In the case of Grantee’s separation from service prior to the Settlement Date due to Grantee’s disability, a pro-rata portion of the RSUs granted hereunder as to which the Period of Restriction has not lapsed shall become non-forfeitable based upon that portion of the Period of Restriction which expired prior to the date of such termination (determined by dividing the number of full months that have expired since the grant date by 24). Such non-forfeitable portion of the RSUs shall be settled in cash at the Settlement Date as described in paragraph 1. The remaining portion of the RSUs shall be immediately forfeited. In the event of Grantee’s separation from service prior to the Settlement Date due to involuntary termination other than for Cause (as defined in Appendix A) or voluntary termination for Good Reason (as defined in Appendix A), the RSUs shall become non-forfeitable and shall be settled in cash at the Settlement Date as described in paragraph 1. Notwithstanding the foregoing, in the event that a Cause event occurs prior to the Settlement Date but after Grantee’s separation from service due to Grantee’s: (a) disability, (b) involuntary termination other than for Cause or (c) voluntary termination for Good Reason, all RSUs then outstanding shall be immediately forfeited.

4. In the event that the Grantee’s employment is terminated by reason of death prior to the Settlement Date, the RSUs shall immediately vest and become payable. The RSUs shall be valued based on the closing price of the AXA Share on NYSE Euronext Paris S.A. and the euro to U.S. dollar exchange rate as published by the European Central Bank (or equivalent institution in the absence thereof) on the trading day immediately preceding the Grantee’s death, and the corresponding amount shall be paid to the Grantee’s heirs within 90 days following the Grantee’s death.

5. If during the Period of Restriction, a stock dividend, stock split, recapitalization (including, without limitation the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than an ordinary cash dividend), exchange of shares, or other similar corporate change that affects the AXA ordinary share occurs, the number of RSUs under this Restricted Stock Units Award Agreement shall be appropriately adjusted by the Company, as the Company shall deem equitable in its sole discretion, and the Company’s determination shall be conclusive. Notwithstanding the foregoing, however, the number of RSUs shall always be a whole number.

6. No RSUs granted hereunder may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during the Period of Restriction.

7. It is intended that this Grant shall comply with the provisions of Section 409A relating thereto so as not to subject the Grantee to the payment of interest and penalties under Section 409A. In furtherance of this intent, this Grant shall be interpreted, operated and administered in a manner consistent with these intentions, and to the extent that any regulations or other guidance issued under Section 409A would result in the Grantee being subject to payment of additional income taxes or interest or penalties under Section 409A, this Grant shall be amended to maintain to the maximum extent practicable the original intent of the Grant while avoiding the application of such taxes or interest or penalties under Section 409A. Notwithstanding the foregoing, the Company makes no guarantee of any federal, state or local tax consequences with respect to the interpretation of Section 409A and its application to the terms of this Grant and the Company shall have no liability for any adverse tax consequences of the Grantee as a result of any violation of Section 409A.

8. Nothing in this Restricted Stock Units Award Agreement shall confer upon the Grantee any right to continue in the employ or service of the Company or one of its affiliates or shall interfere with or restrict the right of the Company or one of its affiliates to terminate the Grantee’s employment or service any time for any reason whatsoever, with or without cause.

9. This Restricted Stock Units Award Agreement constitutes the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, with respect to the subject matter hereof.

10. The Company may amend the terms and provisions of this Restricted Stock Units Award Agreement at any time, provided that, subject to paragraphs 5 and 7 hereof, no such amendment shall in any manner adversely affect the RSUs granted hereunder without the consent of the Grantee. Notwithstanding the foregoing, the Company may amend this Restricted Stock Units Award Agreement at any time without the Grantee’s consent in such manner as it deems necessary to comply with applicable laws.

11. The Grantee shall have no rights of a shareholder (including voting rights and the right to distributions or dividends) and will not treated as the owner of any stock for tax purposes.

12. The RSUs confer no rights or interests other than as herein provided. The Restricted Stock Units Award Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The RSUs shall not be treated as property or as a trust fund of any kind.

IN WITNESS WHEREOF, this Restricted Stock Units Award Agreement has been duly executed as of July 5, 2016.

AXA FINANCIAL, INC.

APPENDIX A

DEFINITIONS

“Cause” shall mean:

(A)	a good faith finding by the Company of Grantee’s failure or refusal to perform Grantee’s duties and responsibilities to the Company or any of its affiliates, which failure or refusal is not cured within thirty (30) days written notice thereof;

(B)	a good faith finding by the Company that Grantee has engaged in gross negligence or misconduct, which gross negligence or misconduct has caused harm or damage to the business, affairs or reputation of the Company or any of its affiliates;

(C)	Grantee’s commission of, conviction of, or plea of guilty or nolo contendere to, any crime involving moral turpitude or any felony; or

(D)	Grantee’s breach of the non-solicitation obligations as set forth in Grantee’s offer letter from AXA Equitable Life Insurance Company dated May 3, 2016, which breach is not cured within ten (10) days written notice thereof.

“Good Reason” shall mean:

(A)	the relocation of Grantee’s position to a different primary work site that is more than thirty-five (35) miles from the Principal Office, without Grantee’s consent;

(B)	a material reduction of Grantee’s annual base salary, target STIC or target LTIC, without Grantee’s prior consent (other than in connection with, and substantially proportionate to, reductions by the Company of the annual compensation of other similarly situated senior executives);

(C)	material diminution in Grantee’s duties, authority or responsibilities without Grantee’s prior consent; or

(D)	a material change in the lines of reporting such that Grantee no longer reports to the Company’s President and Chief Executive Officer.

provided, however, that (i) no such event or condition shall constitute Good Reason unless (x) Grantee gives the Company a written notice of termination for Good Reason not more than thirty (30) calendar days after the initial existence of the condition which includes a detailed description of the Good Reason, (y) the grounds for termination if susceptible to correction are not corrected by the Company within thirty (30) calendar days of its receipt of such notice, and (z) Grantee’s termination of employment occurs within sixty calendar days following the Company’s receipt of such notice; and (ii) at all times “Good Reason” will be interpreted in a manner consistent with the definition of “good reason” within the meaning of Internal Revenue Code Section 409A.

Grantee: Brian Winikoff	ID Number: R51317

Date of Grant: July 5, 2016	Number of RSUs: 21,153

AXA FINANCIAL, INC.

RESTRICTED STOCK UNITS AWARD AGREEMENT

AXA Financial, Inc., a Delaware corporation, (the “Company”) hereby grants to the above-named Grantee under this Restricted Stock Units Award Agreement (the “Grant”), the number of restricted stock units (“RSUs”) set forth above subject to the following restrictions, terms and conditions:

1. The RSUs granted hereunder shall become non-forfeitable (i.e., vest) and be settled in cash on July 5, 2019 (the “Settlement Date”) and, except as otherwise provided herein, no portion of the RSUs granted hereunder shall become non-forfeitable and/or settled prior to the Settlement Date (the period from the Date of Grant until the Settlement Date to be called the “Period of Restriction”). The cash settlement for the RSUs shall be determined by multiplying the number of RSUs to be settled by the average closing price of the AXA ordinary share on the NYSE Euronext Paris S.A. market over the 20 trading days immediately preceding the Settlement Date and the euro to U.S. dollar exchange rate as published by the European Central Bank (or equivalent institution in the absence thereof) on the last trading day prior to the Settlement Date.

2. In the case of Grantee’s separation from service with the Company and its affiliates prior to the Settlement Date, the Grantee shall forfeit any unvested RSUs as of the Grantee’s last day of service unless otherwise provided herein. For this purpose, “separation from service” has the meaning set forth in Section 409A of the Internal Revenue Code of 1986 and the Treasury regulations thereunder (“Section 409A”).

3. In the case of Grantee’s separation from service prior to the Settlement Date due to Grantee’s disability, a pro-rata portion of the RSUs granted hereunder as to which the Period of Restriction has not lapsed shall become non-forfeitable based upon that portion of the Period of Restriction which expired prior to the date of such termination (determined by dividing the number of full months that have expired since the grant date by 36). Such non-forfeitable portion of the RSUs shall be settled in cash at the Settlement Date as described in paragraph 1. The remaining portion of the RSUs shall be immediately forfeited. In the event of Grantee’s separation from service prior to the Settlement Date due to involuntary termination other than for Cause (as defined in Appendix A) or voluntary termination for Good Reason (as defined in Appendix A), the RSUs shall become non-forfeitable and shall be settled in cash at the Settlement Date as described in paragraph 1. Notwithstanding the foregoing, in the event that a Cause event occurs prior to the Settlement Date but after Grantee’s separation from service due to Grantee’s: (a) disability, (b) involuntary termination other than for Cause or (c) voluntary termination for Good Reason, all RSUs then outstanding shall be immediately forfeited.

4. In the event that the Grantee’s employment is terminated by reason of death prior to the Settlement Date, the RSUs shall immediately vest and become payable. The RSUs shall be valued based on the closing price of the AXA Share on NYSE Euronext Paris S.A. and the euro to U.S. dollar exchange rate as published by the European Central Bank (or equivalent institution in the absence thereof) on the trading day immediately preceding the Grantee’s death, and the corresponding amount shall be paid to the Grantee’s heirs within 90 days following the Grantee’s death.

5. If during the Period of Restriction, a stock dividend, stock split, recapitalization (including, without limitation the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than an ordinary cash dividend), exchange of shares, or other similar corporate change that affects the AXA ordinary share occurs, the number of RSUs under this Restricted Stock Units Award Agreement shall be appropriately adjusted by the Company, as the Company shall deem equitable in its sole discretion, and the Company’s determination shall be conclusive. Notwithstanding the foregoing, however, the number of RSUs shall always be a whole number.

6. No RSUs granted hereunder may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during the Period of Restriction.

7. It is intended that this Grant shall comply with the provisions of Section 409A relating thereto so as not to subject the Grantee to the payment of interest and penalties under Section 409A. In furtherance of this intent, this Grant shall be interpreted, operated and administered in a manner consistent with these intentions, and to the extent that any regulations or other guidance issued under Section 409A would result in the Grantee being subject to payment of additional income taxes or interest or penalties under Section 409A, this Grant shall be amended to maintain to the maximum extent practicable the original intent of the Grant while avoiding the application of such taxes or interest or penalties under Section 409A. Notwithstanding the foregoing, the Company makes no guarantee of any federal, state or local tax consequences with respect to the interpretation of Section 409A and its application to the terms of this Grant and the Company shall have no liability for any adverse tax consequences of the Grantee as a result of any violation of Section 409A.

8. Nothing in this Restricted Stock Units Award Agreement shall confer upon the Grantee any right to continue in the employ or service of the Company or one of its affiliates or shall interfere with or restrict the right of the Company or one of its affiliates to terminate the Grantee’s employment or service any time for any reason whatsoever, with or without cause.

9. This Restricted Stock Units Award Agreement constitutes the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, with respect to the subject matter hereof.

10. The Company may amend the terms and provisions of this Restricted Stock Units Award Agreement at any time, provided that, subject to paragraphs 5 and 7 hereof, no such amendment shall in any manner adversely affect the RSUs granted hereunder without the consent of the Grantee. Notwithstanding the foregoing, the Company may amend this Restricted Stock Units Award Agreement at any time without the Grantee’s consent in such manner as it deems necessary to comply with applicable laws.

11. The Grantee shall have no rights of a shareholder (including voting rights and the right to distributions or dividends) and will not treated as the owner of any stock for tax purposes.

12. The RSUs confer no rights or interests other than as herein provided. The Restricted Stock Units Award Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The RSUs shall not be treated as property or as a trust fund of any kind.

IN WITNESS WHEREOF, this Restricted Stock Units Award Agreement has been duly executed as of July 5, 2016.

AXA FINANCIAL, INC.

APPENDIX A

DEFINITIONS

“Cause” shall mean:

(A)	a good faith finding by the Company of Grantee’s failure or refusal to perform Grantee’s duties and responsibilities to the Company or any of its affiliates, which failure or refusal is not cured within thirty (30) days written notice thereof;

(B)	a good faith finding by the Company that Grantee has engaged in gross negligence or misconduct, which gross negligence or misconduct has caused harm or damage to the business, affairs or reputation of the Company or any of its affiliates;

(C)	Grantee’s commission of, conviction of, or plea of guilty or nolo contendere to, any crime involving moral turpitude or any felony; or

(D)	Grantee’s breach of the non-solicitation obligations as set forth in Grantee’s offer letter from AXA Equitable Life Insurance Company dated May 3, 2016, which breach is not cured within ten (10) days written notice thereof.

“Good Reason” shall mean:

(A)	the relocation of Grantee’s position to a different primary work site that is more than thirty-five (35) miles from the Principal Office, without Grantee’s consent;

(B)	a material reduction of Grantee’s annual base salary, target STIC or target LTIC, without Grantee’s prior consent (other than in connection with, and substantially proportionate to, reductions by the Company of the annual compensation of other similarly situated senior executives);

(C)	material diminution in Grantee’s duties, authority or responsibilities without Grantee’s prior consent; or

(D)	a material change in the lines of reporting such that Grantee no longer reports to the Company’s President and Chief Executive Officer.

provided, however, that (i) no such event or condition shall constitute Good Reason unless (x) Grantee gives the Company a written notice of termination for Good Reason not more than thirty (30) calendar days after the initial existence of the condition which includes a detailed description of the Good Reason, (y) the grounds for termination if susceptible to correction are not corrected by the Company within thirty (30) calendar days of its receipt of such notice, and (z) Grantee’s termination of employment occurs within sixty calendar days following the Company’s receipt of such notice; and (ii) at all times “Good Reason” will be interpreted in a manner consistent with the definition of “good reason” within the meaning of Internal Revenue Code Section 409A.

Grantee: Brian Winikoff	ID Number: R51317

Date of Grant: July 5, 2016	Number of RSUs: 21,152

AXA FINANCIAL, INC.

RESTRICTED STOCK UNITS AWARD AGREEMENT

AXA Financial, Inc., a Delaware corporation, (the “Company”) hereby grants to the above-named Grantee under this Restricted Stock Units Award Agreement (the “Grant”), the number of restricted stock units (“RSUs”) set forth above subject to the following restrictions, terms and conditions:

1. The RSUs granted hereunder shall become non-forfeitable (i.e., vest) and be settled in cash on July 5, 2020 (the “Settlement Date”) and, except as otherwise provided herein, no portion of the RSUs granted hereunder shall become non-forfeitable and/or settled prior to the Settlement Date (the period from the Date of Grant until the Settlement Date to be called the “Period of Restriction”). The cash settlement for the RSUs shall be determined by multiplying the number of RSUs to be settled by the average closing price of the AXA ordinary share on the NYSE Euronext Paris S.A. market over the 20 trading days immediately preceding the Settlement Date and the euro to U.S. dollar exchange rate as published by the European Central Bank (or equivalent institution in the absence thereof) on the last trading day prior to the Settlement Date.

2. In the case of Grantee’s separation from service with the Company and its affiliates prior to the Settlement Date, the Grantee shall forfeit any unvested RSUs as of the Grantee’s last day of service unless otherwise provided herein. For this purpose, “separation from service” has the meaning set forth in Section 409A of the Internal Revenue Code of 1986 and the Treasury regulations thereunder (“Section 409A”).

3. In the case of Grantee’s separation from service prior to the Settlement Date due to Grantee’s disability, a pro-rata portion of the RSUs granted hereunder as to which the Period of Restriction has not lapsed shall become non-forfeitable based upon that portion of the Period of Restriction which expired prior to the date of such termination (determined by dividing the number of full months that have expired since the grant date by 48). Such non-forfeitable portion of the RSUs shall be settled in cash at the Settlement Date as described in paragraph 1. The remaining portion of the RSUs shall be immediately forfeited. In the event of Grantee’s separation from service prior to the Settlement Date due to involuntary termination other than for Cause (as defined in Appendix A) or voluntary termination for Good Reason (as defined in Appendix A), the RSUs shall become non-forfeitable and shall be settled in cash at the Settlement Date as described in paragraph 1. Notwithstanding the foregoing, in the event that a Cause event occurs prior to the Settlement Date but after Grantee’s separation from service due to Grantee’s: (a) disability, (b) involuntary termination other than for Cause or (c) voluntary termination for Good Reason, all RSUs then outstanding shall be immediately forfeited.

4. In the event that the Grantee’s employment is terminated by reason of death prior to the Settlement Date, the RSUs shall immediately vest and become payable. The RSUs shall be valued based on the closing price of the AXA Share on NYSE Euronext Paris S.A. and the euro to U.S. dollar exchange rate as published by the European Central Bank (or equivalent institution in the absence thereof) on the trading day immediately preceding the Grantee’s death, and the corresponding amount shall be paid to the Grantee’s heirs within 90 days following the Grantee’s death.

5. If during the Period of Restriction, a stock dividend, stock split, recapitalization (including, without limitation the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than an ordinary cash dividend), exchange of shares, or other similar corporate change that affects the AXA ordinary share occurs, the number of RSUs under this Restricted Stock Units Award Agreement shall be appropriately adjusted by the Company, as the Company shall deem equitable in its sole discretion, and the Company’s determination shall be conclusive. Notwithstanding the foregoing, however, the number of RSUs shall always be a whole number.

6. No RSUs granted hereunder may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during the Period of Restriction.

7. It is intended that this Grant shall comply with the provisions of Section 409A relating thereto so as not to subject the Grantee to the payment of interest and penalties under Section 409A. In furtherance of this intent, this Grant shall be interpreted, operated and administered in a manner consistent with these intentions, and to the extent that any regulations or other guidance issued under Section 409A would result in the Grantee being subject to payment of additional income taxes or interest or penalties under Section 409A, this Grant shall be amended to maintain to the maximum extent practicable the original intent of the Grant while avoiding the application of such taxes or interest or penalties under Section 409A. Notwithstanding the foregoing, the Company makes no guarantee of any federal, state or local tax consequences with respect to the interpretation of Section 409A and its application to the terms of this Grant and the Company shall have no liability for any adverse tax consequences of the Grantee as a result of any violation of Section 409A.

8. Nothing in this Restricted Stock Units Award Agreement shall confer upon the Grantee any right to continue in the employ or service of the Company or one of its affiliates or shall interfere with or restrict the right of the Company or one of its affiliates to terminate the Grantee’s employment or service any time for any reason whatsoever, with or without cause.

9. This Restricted Stock Units Award Agreement constitutes the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, with respect to the subject matter hereof.

10. The Company may amend the terms and provisions of this Restricted Stock Units Award Agreement at any time, provided that, subject to paragraphs 5 and 7 hereof, no such amendment shall in any manner adversely affect the RSUs granted hereunder without the consent of the Grantee. Notwithstanding the foregoing, the Company may amend this Restricted Stock Units Award Agreement at any time without the Grantee’s consent in such manner as it deems necessary to comply with applicable laws.

11. The Grantee shall have no rights of a shareholder (including voting rights and the right to distributions or dividends) and will not treated as the owner of any stock for tax purposes.

12. The RSUs confer no rights or interests other than as herein provided. The Restricted Stock Units Award Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The RSUs shall not be treated as property or as a trust fund of any kind.

IN WITNESS WHEREOF, this Restricted Stock Units Award Agreement has been duly executed as of July 5, 2016.

AXA FINANCIAL, INC.

APPENDIX A

DEFINITIONS

“Cause” shall mean:

(A)	a good faith finding by the Company of Grantee’s failure or refusal to perform Grantee’s duties and responsibilities to the Company or any of its affiliates, which failure or refusal is not cured within thirty (30) days written notice thereof;

(B)	a good faith finding by the Company that Grantee has engaged in gross negligence or misconduct, which gross negligence or misconduct has caused harm or damage to the business, affairs or reputation of the Company or any of its affiliates;

(C)	Grantee’s commission of, conviction of, or plea of guilty or nolo contendere to, any crime involving moral turpitude or any felony; or

(D)	Grantee’s breach of the non-solicitation obligations as set forth in Grantee’s offer letter from AXA Equitable Life Insurance Company dated May 3, 2016, which breach is not cured within ten (10) days written notice thereof.

“Good Reason” shall mean:

(A)	the relocation of Grantee’s position to a different primary work site that is more than thirty-five (35) miles from the Principal Office, without Grantee’s consent;

(B)	a material reduction of Grantee’s annual base salary, target STIC or target LTIC, without Grantee’s prior consent (other than in connection with, and substantially proportionate to, reductions by the Company of the annual compensation of other similarly situated senior executives);

(C)	material diminution in Grantee’s duties, authority or responsibilities without Grantee’s prior consent; or

(D)	a material change in the lines of reporting such that Grantee no longer reports to the Company’s President and Chief Executive Officer.

provided, however, that (i) no such event or condition shall constitute Good Reason unless (x) Grantee gives the Company a written notice of termination for Good Reason not more than thirty (30) calendar days after the initial existence of the condition which includes a detailed description of the Good Reason, (y) the grounds for termination if susceptible to correction are not corrected by the Company within thirty (30) calendar days of its receipt of such notice, and (z) Grantee’s termination of employment occurs within sixty calendar days following the Company’s receipt of such notice; and (ii) at all times “Good Reason” will be interpreted in a manner consistent with the definition of “good reason” within the meaning of Internal Revenue Code Section 409A.